UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2018, the stockholders of Daré Bioscience, Inc. (“we,” “us,” “our,” or “Daré”) approved the Daré Bioscience, Inc. Amended and Restated 2014 Stock Incentive Plan (the “Amended and Restated 2014 Plan”). Our board of directors approved the Amended and Restated 2014 Plan on May 28, 2018, subject to and effective upon approval of the Amended and Restated 2014 Plan by our stockholders. A description of the terms and conditions of the Amended and Restated 2014 Plan is included in the definitive proxy statement for our 2018 annual meeting of stockholders, which was previously filed with the Securities and Exchange Commission on May 31, 2018. A copy of the Amended and Restated 2014 Plan is filed as an exhibit to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on July 10, 2018. The final results of the matters submitted to a vote of stockholders at such meeting are as follows:

1.	Our stockholders elected the Class I nominees named below to our board of directors to serve for a three-year term to expire at our 2021 annual meeting of stockholders by the votes set forth below:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Jessica D. Grossman, M.D.	4,357,441	19,006	0	4,471,732
Susan L. Kelley, M.D.	4,232,215	44,232	0	4,471,732

2.	Our stockholders approved the Amended and Restated 2014 Plan by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,109,519	96,980	69,948	4,471,732

3.	Our stockholders ratified the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2018 by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,629,597	52,128	66,454	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Daré Bioscience, Inc. Amended and Restated 2014 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: July 11, 2018	By:	/s/ Sabrina Martucci Johnson
Name: Sabrina Martucci Johnson
Title: President and Chief Executive Officer